SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
            Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                              X
Filed by a Party other than the Registrant

                  Check the appropriate box:

X        Preliminary Proxy Statement              Confidential, for Use of
                                                  the Commission Only
                                                  (as permitted by
                                                  Rule 14a-6(e)(2))
         Definitive Proxy Statement
         Definitive additional materials
         Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                    IVY FUND

      (Name of Registrant as Specified in Its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

X    No fee required.
     Fee  computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

-----------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

-----------------------------------------------------------------------------
(5) Total fee paid:

-----------------------------------------------------------------------------
         Fee paid previously with preliminary materials:

-----------------------------------------------------------------------------
         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

-----------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement no.:

-----------------------------------------------------------------------------
(3)  Filing Party:

-----------------------------------------------------------------------------
(4)  Date Filed:

-----------------------------------------------------------------------------